SCM TRUST

ICON Consumer Select Fund

Supplement dated August 3, 2020 to the

Prospectus and Statement of Additional Information (“SAI”),

each dated July 13, 2020

Effective as of the close of business July 31, 2020, the ICON Consumer Staples Fund within ICON Funds (the “Predecessor Fund”) was reorganized with and into the ICON Consumer Select Fund. Accordingly, all references in the Prospectus and SAI to the reorganization of the Predecessor Fund being pending are hereby removed.

Please retain this supplement with your Prospectus and
Statement of Additional Information.